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                                                                   EXHIBIT 10.35

                          [FORM OF PETsMART.COM, INC.
                         AMENDMENT TO 1999 STOCK PLAN]

     The first sentence of Section 3 of the 1999 Stock Plan of PETsMART.com Inc., a Delaware corporation, is hereby amended to read as follows:

          "The maximum number of Shares reserved for the grant of Options and Stock Purchase Rights under the Plan shall be, subject to adjustment as provided herein, that number of shares equal to 20% of the number of Shares outstanding at any time, provided that in no event shall the number of shares available for issuance under the Plan exceed 11,000,000 Shares."

Dated:                   ___________________________________________
                              Tom McGovern, Jr.
                              President and Chief Executive Officer